July 21, 2023

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Dynamic Value Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Brian C. Ferguson, John C. Bailer, CFA and Keith Howell are the fund's primary portfolio managers. Mr. Ferguson has been the fund's lead portfolio manager since September 2003 and is a portfolio manager at NIMNA. Mr. Bailer has been a primary portfolio manager of the fund since December 2004 and is Deputy Head of Equity Income and a portfolio manager at NIMNA. Mr. Howell has been a primary portfolio manager of the fund since September 2021 and is a portfolio manager at NIMNA.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Brian C. Ferguson, John C. Bailer, CFA and Keith Howell are the fund's primary portfolio managers. Mr. Ferguson has been the fund's lead portfolio manager since September 2003. Messrs. Bailer and Howell have been primary portfolio managers of the fund since December 2004 and September 2021, respectively. Mr. Ferguson is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1997. Mr. Bailer is Deputy Head of Equity Income and a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1992. Mr. Howell is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2006.

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